                                                                 The New Germany
                                                                    Fund, Inc.
          [LOGO]
LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 11, 2000

Dear Shareholder,

   We are pleased to report that for the fourth quarter ended December 31, 1999, the share price of the New Germany Fund rose 13.5%, compared to a decline of 4.8% for the Fund's benchmark, the MDAX Index. Adjusted for $1.07 in distributions paid in November, the net asset value per share of your Fund rose 8.5%. For the entire year, the Fund's share price rose 3.6%, and its net asset value per share declined 2.2%. The MDAX Index declined 9.8% during the year.

   There were different factors that lead to the Fund's strong outperformance of its benchmark during both the fourth quarter and year. The Fund benefited from its overweight position in chemical and pharmaceutical stocks as these sectors performed well due to the improvements in the global economy. Stock selection also contributed significantly to performance. For example, Epcos has risen nearly 400% since the Fund took a position this past October. The stock was selected to replace Mannesmann in the DAX Index since the latter was taken over by Vodafone of the UK. Our increased weighting in the Neuer Markt has contributed significantly to the outperformance. This market is comprised of the fastest growing companies in Germany and across Europe. In 2000, we again expect this market segment to outperform the German market as a whole and have therefore increased our weighting in this market considerably. At the end of the third quarter, the Fund had just over 7% invested in the Neuer Markt stocks increasing to over 11% at year-end. At the time of this writing, the Fund has 24% already invested in the Neuer Markt, and looks to increase its weight further. The performance of the Neuer Markt relative to the other leading German indices highlights the huge potential this market segment offers. During the fourth quarter, the Neuer Markt rose over 70% in local terms, compared to a rise of 35% and 1% for the DAX and MDAX, respectively. However, as mentioned in previous letters, this market can be volatile with wider swings to be expected. But, we believe the long term potential is clearly above average.

   After lagging most of Europe in 1999, Germany's economic recovery is clearly underway and could be the market to watch in 2000. Germany is in the middle of major structural reforms aimed at increasing its competitiveness to the rest of Europe. First, the government intends to cut the corporate tax rate from 40% to 25% by the end of 2001, which essentially returns DM6 billion to the corporate sector. The move symbolizes the government's intention to remove barriers to business by introducing one of the lowest tax rates in Europe. The second structural reform, and potentially even more positive for the German equity market, is the plan to remove altogether the capital gains tax on the unwinding of cross-shareholding by German corporations. This should increase the already considerable M&A activity currently taking place.

   The New Germany Fund continued its open-market purchases of its shares, buying 3,507,600 shares during the past year. This represents a reduction of 6% in the shares outstanding, net of dividend reinvestment. The Fund's discount to its share price at year-end was 18.7%, compared to 21.8% at the beginning of the year.

   At the December Board Meeting, the Directors of your Fund elected Paul W. Higgins as President and Chief Executive Officer to succeed Kenneth J. Tarr who retired from Deutsche Bank at the end of last year. Mr. Higgins has been with Bankers Trust Company for 25 years and presently is the head of Private Banking--Americas. At the same meeting the Board elected Hanspeter Ackermann to the position of Chief Investment Officer, reflecting his principal role with the Fund since joining Deutsche Bank Securities in 1996.

                                        Sincerely,

/s/ Christian Strenger                  /s/ Paul W. Higgins
Christian Strenger                      Paul W. Higgins
Chairman                                President and
                                        Chief Executive Officer

THE NEW GERMANY FUND INCREASES ITS INVESTMENT IN THE NEUER MARKT
--------------------------------------------------------------------------------

   We are excited about the developments in Germany's Neuer Markt and have been increasing the Fund's investments here. This is one of several specialized markets established by European stock exchanges to bring new capital to young growth-stock companies. Unlike NASDAQ, these new markets are not trying to compete with existing blue-chip stock exchanges but are designed to satisfy investors' appetite for stocks in high-growth industries. With 207 listed companies as of February 4, 2000, the Neuer Markt is the largest, representing 83% of the total Euro/Neuer Markt capitalization. It is not a market of Internet stocks but rather a market of small companies that have recently gone public.

   Given the growth potential of these companies, the market is attracting increasing interest both from individuals as well as institutions. Like NASDAQ, the market appears resistant to interest rate movements.

   Since the beginning of the year, the NEMAX 50 (which is the official index of the largest 50 companies) has gained more than 50% due to strong demand for "new economy" stocks. As these sectors (internet related, IT services, media & entertainment, software and bio-tech) constitute most of the market capitalization, there has been proportionate interest in the Neuer Markt.

   At current levels, the market is trading at a 2001e P/E of about 70 while the trailing compound annualized earnings growth is about 100%. Valuation looks stretched in the short term. However, for many of the principal Neuer Markt stocks, our Frankfurt Advisors believe there is further potential since the PEG (price earnings/eps growth) ratio is below 1.

   There are pros and cons to investing in this market segment. The advantages are: innovative companies that should out-perform mature industries, disclosure of full financial information through regular shareholder reports, and increased analyst coverage. The disadvantages are: higher valuations (compared to the DAX and MDAX), companies with short track records, and high volatility due to the speculative nature of many investors. Therefore, bigger opportunities incur bigger risks.

   Deutsche Asset Management International has a large team of analysts focusing on this new market. We expect the Fund's exposure to the Neuer Markt will increase during the year.

NEMAX 50 VERSUS NASDAQ

The following was depicted by a line chart.

[Plot points to come]

COMPARISON OF INDEX EARNINGS GROWTH

The following was depicted by a bar chart

[Plot points to come]

ATTRACTIVE MARKET SEGMENT

The following was depicted by a bar chart.

[Plot points to come]

FUND HISTORY AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ....................................................     $432,863,810
Shares Outstanding ............................................       28,722,498
NAV Per Share .................................................     $      15.07

TOTAL RETURNS:

Period                                                                    NAV
------                                                                 ---------

1 year ended 12/31/99 ...........................................        (2.22)%
3 years ended 12/31/99* .........................................         9.52%
5 years ended 12/31/99* .........................................        11.53%
* Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record                              Ordinary       LT Capital
 Date                                Income           Gains           Total
--------                           ----------     ------------      ---------

11/19/99 ......................     $   0.05        $   1.02        $   1.07
11/16/98 ......................     $   1.00        $   2.66        $   3.66
11/17/97 ......................     $   1.06        $   0.92        $   1.98
9/3/97 ........................     $   0.21        $   0.13        $   0.34
12/19/96 ......................     $   0.37        $   1.03        $   1.40
12/27/95 ......................     $   0.16        $   0.25        $   0.41

OTHER INFORMATION:

NYSE Ticker Symbol .................................................         GF
NASDAQ Symbol ......................................................      XGFNX
Dividend Reinvestment Plan .........................................        Yes
Voluntary Cash Purchase Program ....................................        Yes
Annual Expense Ratio ...............................................      1.08%

PERFORMANCE
--------------------------------------------------------------------------------
The following was depicted by a bar chart.

[Plot points to come]

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
The following was depicted by a pie chart.

Publishing                       1.7%
Machinery/Engineering            5.7%
Cosmetics                        3.2%
Retail                           0.6%
Manufacturing                    0.8%
Telecommunications              12.2%
Electrical                       1.4%
Utilities                        1.2%
Automotive                       1.3%
Financial                        2.4%
Insurance                       22.0%
Security Services                1.7%
Business Services                1.1%
Data Processing                  1.4%
Apparel                          3.8%
Pharmaceutical                   8.5%
Healthcare                       3.2%
Computer Software                2.4%
Medical Equipment               13.5%
Banking                          6.1%
Construction Materials           5.8%

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  % of                                   % of
                                Portfolio                              Portfolio
                                ---------                              ---------

 1.Marschollek Laut & Partner    10.64   6.Heidelberger Druckmaschinen    4.42
 2.Fresenius                      8.22   7.Merck                          4.36
 3.Deutsche Pfandbrief-und               8.Altana                         4.18
       Hypothekenbank             6.07   9.Hugo Boss                      3.80
 4.Ergo Versicherungs             5.94  10.Dyckerhoff                     3.60
 5.Qiagen                         5.32

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: In the Letter to Shareholders, you mention the abolition of the capital gains tax on disposals of cross-shareholdings. Can you explain this tax change in more detail, and what is the effect on the German equity market?

Answer: This past December, Germany's Finance Minister announced his plan to eliminate a 50% capital gains tax on asset sales by companies, effective in 2001. The plan would finally clear the path to unprecedented corporate restructuring within Germany. It would allow companies to divest, free of tax, big equity stakes held in other corporations. The practice of cross-shareholdings began after World War II in an attempt to rebuild Germany, but has since become a roadblock in the modernization of Germany's industry. Investors have long complained that the cross-shareholdings have hampered returns and held back industry consolidation. This new development is expected to improve Germany's competitiveness and to boost its capital markets by increasing liquidity and allowing companies to make better use of their cash currently tied up in long-term holdings. So far, industrial companies have been able to get away with below average profit margins because their majority owners protected them from hostile bids. Going forward, this protection will be removed, leading to further industry consolidation and increased profitability.

Question: How extensive is the cross-share ownership?

Answer: A perfect example of the extensive cross-shareholdings is Allianz, Europe's second biggest insurance company. Allianz owns stakes in 17 of the 30 companies in the DAX Index and is the biggest shareholder in Dresdner Bank and HypoVereinsbank. Allianz has always maintained that the high tax rate was the main reason they have not sold direct investments, despite poor performance in some cases. Going forward, the market value of companies in similar situations should rise substantially. On the first day of the announcement, the share price of financials such as Allianz were up more than 10%. More importantly, however, the move is a further milestone in the process of the restructuring corporate Germany in order to become more competitive.

Question: What about the proposed reform of both the personal and corporate tax rates?

Answer: In a move to revive growth, cut unemployment, and regain its role as the main economic engine of European growth, the German government proposed in December big cuts in both personal and corporate taxes. Under the plan, more than $36 billion will be cut from the tax bill of companies and individuals over the next five years. The reforms will bring Germany's high nominal tax rate into line with the rest of Europe and should improve the country's competitiveness.

The corporate tax changes will lower the stated tax rate for companies from 40% to 25% in 2001. After adjusting for local taxes, the effective tax rate will become approximately 38%, down from nearly 60% today. The impact of the reforms will lead to a significant boost in corporate earnings, foreign direct investment, and benefit job creation.

The proposed personal income tax reforms involves introducing a more simplified income tax system ranging from 15% for the lowest earners, to 45% for the top income tax bracket. Under the current system, the tax rate ranges from 23.9% to 53%. German Finance Minister, Hans Eichel said the changes would put Germany "in the lower half" of European Union countries' income tax rates, with Germany's lowest tax rate being the lowest in the EU. The beneficiary of these reforms is the general public which will have more disposable income. Both tax proposals will be put to a vote by the federal government this coming summer.

Hanspeter Ackermann
Chief Investment Officer of the New Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Germany's rise in GDP growth of 0.7% in the third quarter was the strongest since the first quarter of 1998, and it indicates that Germany has overcome the period of low growth which followed the emerging markets crisis. The main engine in Germany's economic growth was exports, which grew at an annualized rate of 11.7%. Furthermore, the growth in exports has led to strong increases in investment in machinery and equipment. Private consumption was also strong due to higher disposable household income. As a result we are very bullish about Germany's economic outlook in the 4th quarter just ended, and for all of 2000. We believe 4th quarter GDP growth rose 1.2%, and expect it to rise to 3.0% for the new year, double the growth achieved in 1999. In addition, the economic growth will be broad based. High capital goods orders should continue to prevail. Investment in construction is set to increase further, due to a higher order backlog and improved business expectation in the sector. Private consumption should also expand further, given the stronger than expected Christmas retail sales. In addition, the reduction in unemployment from 10.2% to 9.8% and the anticipation of tax cuts should give an added boost to consumption. But the biggest contributor to growth in 2000 will continue to come from exports. Exports are benefiting from the weak Euro, which makes German goods highly competitive. The pickup in growth in Europe and emerging markets should add to the momentum.

The Fund's Portfolio Strategy

      As mentioned in the Letter to Shareholders, the Fund plans to increase its weighting even further in the Neuer Markt to take advantage of the huge growth potential those stocks offer over other segments of the market. In addition, the German Finance Ministry's surprise announcement to exempt capital gains realized by German corporations on their investments in other German companies provides a powerful stimulus to the insurance sector. All of them have substantial excess capital invested in industrial holdings, which could be redeployed in higher returning assets. We are therefore maintaining our overweight position in this sector. Economically sensitive sectors such as steel and chemicals were strong performers in 1999, and we believe the economic environment will continue to be supportive for earnings upgrades during the first quarter of 2000. We therefore maintain our slight overweight in this sector. The Fund plans to maintain its underweight position in the automobile sector, despite its significant underperformance in 1999. Although the market conditions have been favorable for car manufactures, the sector continues to suffer from shrinking margins due to pricing pressure and rising marketing costs. In addition, year on year comparisons will become increasingly difficult to improve upon after six consecutive years of growth in car sales in Europe. We continue to like the telecom sector as corporate activity (such as Vodafone Airtouch's bid for Mannesmann) and other consolidation throughout Europe has just begun.

PRINCIPAL BENEFITS OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

1.    You have a chance to buy at a discount.

      Presently your Fund's shares trade at a discount to net asset value. No one has been able to explain satisfactorily why discounts and premiums exist other than to note they are a barometer of market sentiment just like price/earnings ratios. We believe the Fund's current discount offers you the opportunity to magnify your investment by buying a dollar's worth of assets for less than a dollar.

2. You have the opportunity for better investment management from a stable fund environment.

      Your Fund's managers are able to focus on the investment process. They concentrate on which securities to buy and sell and when to do so. They have the flexibility to sell when prices rise and buy when they fall.

      The managers do not have to be concerned with inflows of money or outflows as do open-end mutual fund managers. They may remain more fully invested, without having to keep a cash cushion to meet redemptions. They can ride out market down-turns without having to sell securities they would prefer to keep. This is particularly important with your Fund because the managers are able to invest in less liquid securities seeking better performance in the long run.

      In addition, a constant inflow of money can also make mutual funds victims of their own success. The inflows must be invested by the portfolio manager at times when good investment opportunities may not exist, which can create a drag on the fund's performance.

3.    The closed-end fund's focus is on current shareholders.

      With a fixed amount of capital, a closed-end fund is not generally involved in attracting additional funds, and shareholders are not required to pay for the costs of attract- ing new investors. The open-end mutual fund portfolio manager, however, has an incentive to attract new shareholders because the amount of fees earned by the management company in no small part depends on adding new money to the fund. In order to market the mutual fund to new shareholders, current mutual fund shareholders are often charged marketing fees which reduce the current shareholders' returns. In contrast, closed-end fund investors are not burdened with these fees. Thus, the closed-end fund portfolio manager is able to focus on returns for current shareholders, not attracting new ones.

4.    Expenses may be lower.

      Unlike open-end mutual funds, the closed-end funds do not have recurring marketing fees. There are no back-end load charges or 12b-1 marketing fees.

      We are pleased that your Fund continues to enjoy one of the lowest expense ratios of all of the European funds, whether they be open-end or closed-end, according to Lipper Analytical. This lower cost is passed on to you, our shareholder.

5.    You can trade on an exchange.

      Our Fund has been listed on the New York Stock Exchange since inception. You can control the timing of your purchases and sales unlike mutual funds which only take orders for execution at the end of the day and at a price you do not know in advance. You may also place restrictions on your orders just like any other exchange traded stock such as limit orders or stop orders.

      You have the benefit of seeing the interday trading activity in your Fund's shares, which can assist you in identifying the right times to buy or sell and make limit order strategies more useful.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      A recent topic of interest at both the Investment Company Institute (the trade association for all mutual fund companies), as well as the Securities and Exchange Commission, has been the composition of, and role played by, funds' boards of directors.

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the manager or adviser. There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      There are five regularly-scheduled board meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: the Germany Fund, the New Germany Fund and the Central European Equity Fund. While each Fund's board of directors focuses on matters relating to such Fund, the effect of having combined boards of directors meetings expands the professional knowledge contributed at the meetings. In addition to the board meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. All committees of the board, with the exception of the Nominating Committee of which the Fund's chairman is a member, consist exclusively of disinterested directors who are able to represent shareholders objectively.

      The list of directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 10.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie., (private bank)

Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
  Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

Mr. Michael W.R. Dobson, Member of the Deutsche Bank AG Board of Managing
  Directors

*Mr. Richard Goeltz, Vice Chairman and Chief Financial Officer, American Express
  Co.

*Dr. Franz-Wilhelm Hopp, Chairman, ERGO Versich-erungsgruppe AG (insurance)

*Dr. Claus Koehler, Economist; former Member of the Directorate of the
  Bundesbank (German Central Bank)

*Mr. Ernst-Ulrich Matz, Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
  Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
  Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman, BASF AG (chemicals)

*Dr. Frank Tromel, Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-German Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (the Germany Fund, the New Germany Fund and the Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Four Directors sit on all three fund boards: Messrs. Bult, Dobson, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund:
Messrs. Bierbaum, Burt, Koehler, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
  Funds, Managing Director and Head of Private Banking Americas of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
  Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
  Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
  International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
  GmbH

Mr. John Bostelman, Partner, Sullivan & Cromwell, Counsel to the Funds

Mr. Frank P. Bruno, Partner of Brown & Wood, Counsel to the Independent
  Directors

SHARES REPURCHASED
--------------------------------------------------------------------------------

      During the past five years, the Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. The shares repurchased for the past five years are as follows:

Calendar year            1995       1996         1997        1998          1999
                       -------    -------      -------     -------      -------

Shares repurchased     228,600   1,050,800    1,278,196   7,213,444   3,507,600

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

    Shares              Description                                    Value
  ----------            -----------                                ------------

INVESTMENTS IN GERMAN
     SECURITIES--82.9% OF NET ASSETS
                Common Stocks--57.3%

                APPAREL--2.1%
        77,000  Hugo Boss                                           $  9,163,231
                                                                    ------------
                BANKING--6.0%
       345,700  Deutsche Pfandbrief-und
                  Hypothekenbank                                      25,868,973
                                                                    ------------
                COMPUTER SOFTWARE--1.4%
       100,000  SCM Microsystems*                                      5,899,725
                                                                    ------------
                CONSTRUCTION MATERIALS--2.1%
       425,000  Bilfinger & Berger                                     9,258,030
                                                                    ------------
                COSMETICS--2.4%
       494,000  Wella                                                 10,312,719
                                                                    ------------
                DATA PROCESSING--1.4%
       250,000  LHS Group*                                             6,177,063
                                                                    ------------
                ELECTRICAL--1.4%
       407,200  Vossloh                                                6,118,852
                                                                    ------------
                FINANCIAL--1.2%
        60,000  Consors Discount Broker*                               5,022,330
                                                                    ------------
                HEALTHCARE--1.3%
       150,000  Rhoen-Klinikum                                         5,521,538
                                                                    ------------
                INSURANCE--9.8%
        40,600  Aachener & Muenchener
                  Beiteilgungs                                         2,825,212
       150,000  AXA Colonia Konzern                                   14,371,125
       210,000  Ergo Versicherungs                                    25,308,308
                                                                    ------------
                                                                      42,504,645
                                                                    ------------
                MACHINERY/ENGINEERING--5.6%
      350,000   Barmag                                                 5,577,005
      356,800   Heidelberger Druckmaschinen                           18,855,239
                                                                    ------------
                                                                      24,432,244
                                                                    ------------
                MANUFACTURING--0.7%
       177,400  AGIV                                                   3,211,397
                                                                    ------------
                MEDICAL EQUIPMENT--7.8%
        76,400  Fresenius                                             11,172,163
       300,000  Qiagen*                                               22,691,250
                                                                    ------------
                                                                      33,863,413
                                                                    ------------
                PHARMACEUTICAL--8.4%
       260,000  Altana                                                17,830,280
       598,200  Merck                                                 18,581,169
                                                                    ------------
                                                                      36,411,449
                                                                    ------------
                PUBLISHING--1.7%
         6,000  Springer (Axel)                                        7,170,435
                                                                    ------------
                TELECOMMUNICATIONS--2.9%
        60,000  Epcos*                                                 4,507,995
        86,750  Mobilcom                                               7,436,427
        54,000  Teldafax*                                                637,170
                                                                    ------------
                                                                      12,581,592
                                                                    ------------
                UTILITIES--1.1%
       405,400  Berliner Kraft und Licht                               4,701,728
                                                                    ------------
                Total Common Stocks
                  (cost $245,212,256 )                               248,219,364
                                                                    ------------
                PREFERRED STOCKS--25.6%

                APPAREL--1.6%
        55,000  Hugo Boss                                              7,044,373
                                                                    ------------
                AUTOMOTIVE--1.3%
         2,000  Porsche                                                5,486,240
                                                                    ------------
                CONSTRUCTION MATERIALS--3.5%
       500,000  Dyckerhoff                                            15,329,200
                                                                    ------------
                COSMETICS--0.7%
       140,000  Wella                                                  3,106,180
                                                                    ------------
                HEALTHCARE--1.9%
       229,200  Rhoen-Klinikum                                         8,182,646
                                                                    ------------
                INSURANCE--10.5%
       150,000  Marschollek Laut & Partner                            45,382,500
                                                                    ------------
                MEDICAL EQUIPMENT--5.5%
       130,000  Fresenius                                             23,861,110
                                                                    ------------
                RETAIL--0.6%
        82,000  Fielmann                                               2,456,101
                                                                    ------------
                Total Preferred Stocks
                  (cost $84,395,098)                                 110,848,350
                                                                    ------------
                Total Investments in
                  German Securities
                  (cost $329,607,354)                                359,067,714
                                                                    ------------

----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- December 31, 1999 (continued)
--------------------------------------------------------------------------------


    Shares              Description                                    Value
  ----------            -----------                                ------------

INVESTMENT IN DUTCH
     COMMON STOCK--1.4%
                INSURANCE--1.4%
       100,000  Internationale Nederlanden Groep
                  (cost $1,478,901)                                 $  6,044,948
                                                                    ------------

INVESTMENTS IN FINNISH
     COMMON STOCKS--4.4%
                COMPUTER SOFTWARE--1.0%
        70,000  Tieto                                                  4,376,890
                                                                    ------------
                TELECOMMUNICATIONS--3.4%
        80,000  Nokia (A shares)                                      14,522,400
                                                                    ------------
                Total Investments in
                Finnish Common Stocks
                  (cost $4,551,145)                                   18,899,290
                                                                    ------------

INVESTMENT IN FRENCH
     COMMON STOCK--1.1%
                BUSINESS SERVICES--1.1%
        19,000  Cap Gemini
                  (cost $2,651,384)                                    4,828,698
                                                                    ------------

INVESTMENTS IN IRISH
     COMMON STOCKS--1.7%
                FINANCIAL--1.2%
       550,000  Irish Permanent                                        5,213,945
                                                                    ------------
                TELECOMMUNICATIONS--0.5%
       500,000  Eircom                                                 2,143,063
                                                                    ------------
                Total Investments in
                Irish Common Stocks
                  (cost $8,561,820)                                    7,357,008
                                                                    ------------

INVESTMENT IN ITALIAN
     COMMON STOCK--1.9%
                TELECOMMUNICATIONS--1.9%
       750,000  Telecom Italia Mobile
                  (cost $4,142,830)                                    8,366,264
                                                                    ------------

INVESTMENT IN LUXEMBOURG
     COMMON STOCK--1.5%
                TELECOMMUNICATIONS--1.5%
        45,000  SES FDR
                  (cost $6,537,563)                                    6,580,462
                                                                    ------------

INVESTMENT IN PORTUGESE
     COMMON STOCK--1.3%
                TELECOMMUNICATIONS--1.3%
       320,000  Telecel
                  (cost $4,625,078)                                    5,586,282
                                                                    ------------

INVESTMENT IN SWEDISH
     COMMON STOCK--1.7%
                SECURITY SERVICES--1.7%
       400,000  Securitas (B shares)
                  (cost $6,062,048)                                    7,254,740
                                                                    ------------

INVESTMENT IN SWISS
     COMMON STOCK--0.6%
                TELECOMMUNICATIONS--0.6%
           400  Kudelski*
                  (cost $1,820,335)                                    2,388,435
                                                                    ------------
                Total Investments--98.5%
                  (cost $370,038,458)                                426,373,841
                Cash and other assets in
                  excess of liabilities--1.5%                          6,489,969
                                                                    ------------

                NET ASSETS--100%                                    $432,863,810
                                                                    ============
----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
--------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $370,038,458) ...................      $426,373,841
Cash and foreign currency
   (cost of foreign currency $5,875,501) ....................         6,756,546
Foreign withholding tax refund receivable ...................           780,745
Interest receivable .........................................            12,232
Other assets ................................................            11,142
                                                                   ------------
   Total assets .............................................       433,934,506
                                                                   ------------

LIABILITIES

Payable for shares repurchased ..............................           630,983
Management fee payable ......................................           206,403
Investment advisory fee payable .............................            98,460
Payable for Directors' fees and expenses ....................             2,000
Accrued expenses and accounts payable .......................           132,850
                                                                   ------------
   Total liabilities ........................................         1,070,696
                                                                   ------------
NET ASSETS ..................................................      $432,863,810
                                                                   ============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ...........................      $453,483,201
Cost of 6,026,843 shares held in treasury ...................       (85,611,715)
Undistributed net realized gain on investments
   and foreign currency transactions ........................         8,687,218
Net unrealized appreciation of investments
   and foreign currency .....................................        56,305,106
                                                                   ------------
Net assets ..................................................      $432,863,810
                                                                   ============

Net asset value per share
   ($432,863,810 / 28,722,498 shares of
   common stock issued and outstanding) .....................            $15.07
                                                                         ======

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         For the
                                                                        year ended
                                                                     December 31, 1999
                                                                     -----------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $712,610 ) .......   $  6,220,562
   Interest ........................................................        167,758
                                                                       ------------
   Total income ....................................................      6,388,320
                                                                       ------------

Expenses
   Management fee ..................................................      2,495,514
   Investment advisory fee .........................................      1,189,015
   Reports to shareholders .........................................        290,862
   Custodian and Transfer Agent's fees and expenses ................        239,746
   Directors' fees and expenses ....................................        141,804
   Legal fee .......................................................        154,097
   Audit fee .......................................................         56,000
   NYSE listing fee ................................................         32,340
   Miscellaneous ...................................................         72,599
                                                                       ------------
   Total expenses before custody credits* ..........................      4,671,977
   Less: custody credits ...........................................        (34,458)
                                                                       ------------
Net expenses .......................................................      4,637,519
                                                                       ------------
Net investment income ..............................................      1,750,801
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .....................................................     49,731,679
   Foreign currency transactions ...................................     (1,305,934)
Net change in unrealized appreciation/depreciation on:

   Investments .....................................................    (68,815,180)
   Translation of other assets and liabilities from foreign currency        (39,074)
                                                                       ------------

   Net loss on investments and foreign currency transactions .......    (20,428,509)
                                                                       ------------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................   $(18,677,708)
                                                                       ============

* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                For the              For the
                                                                               year ended           year ended
                                                                            December 31, 1999    December 31, 1998
                                                                            -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income ..............................................       $   1,750,801        $   1,426,505
   Net realized gain (loss) on:
      Investments .....................................................          49,731,679           91,805,410
      Foreign currency transactions ...................................          (1,305,934)            (645,113)
   Net change in unrealized appreciation/depreciation on:
      Investments .....................................................         (68,815,180)          32,555,180
      Translation of other assets and liabilities from foreign currency             (39,074)              61,211
                                                                              -------------        -------------

   Net increase (decrease) in net assets
      resulting from operations .......................................         (18,677,708)         125,203,193
                                                                              -------------        -------------

Distributions to shareholders from:
   Net investment income ..............................................              --               (1,577,499)
   Net realized foreign currency gains* ...............................              --                 (431,945)
   Net realized short term capital gains* .............................          (1,379,972)         (25,470,570)
   Net realized long term capital gains ...............................         (28,151,431)         (73,370,541)
                                                                              -------------        -------------
                                                                                (29,531,403)        (100,850,555)
                                                                              -------------        -------------

Capital share transactions:
   Net proceeds from reinvestment of dividends
      (1,687,456 and 5,282,875 shares, respectively) ..................          19,089,351           71,405,414
   Cost of shares repurchased
      (3,507,600 and 7,213,444 shares, respectively) ..................         (43,074,451)        (121,798,449)
                                                                              -------------        -------------

   Net decrease in net assets from capital share transactions .........         (23,985,100)         (50,393,035)
                                                                              -------------        -------------

Total decrease in net assets ..........................................         (72,194,211)         (26,040,397)

NET ASSETS

Beginning of year .....................................................         505,058,021          531,098,418
                                                                              -------------        -------------

End of year (including undistributed net investment income of $0 as of
   December 31, 1999 and 1998) ........................................       $ 432,863,810        $ 505,058,021
                                                                              =============        =============

* Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS --
December 31, 1999
--------------------------------------------------------------------------------
Note 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 1999, the Fund reclassified permanent book and tax differences as follows:

                                                                      Increase
                                                                     (decrease)
                                                                     ----------

Undistributed net investment income ........................        $(1,750,801)
Undistributed net realized gain on investments
   and foreign currency transactions .......................          1,941,738
Paid-in capital ............................................           (190,937)

Note 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (continued)
--------------------------------------------------------------------------------
Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

Note 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1999, Deutsche Bank AG, the German parent of the Manager and Investment Adviser and its affiliates received $470,622 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

Certain directors of the Fund serve as directors of certain portfolio securities held by the Fund.

Note 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999, were $135,270,086 and $184,670,541, respectively.

The cost of investments at December 31, 1999 was $371,302,380 for United States Federal income tax purposes. Accordingly, as of December 31, 1999, net unrealized appreciation of investments aggregated $55,071,461, of which $84,594,516 and $29,523,055 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 1999 to December 31, 1999, the Fund incurred foreign currency losses of $921,505. This loss was deferred for federal income tax purposes to January 1, 2000.

Note 5. CAPITAL

During the years ended December 31, 1999 and 1998, the Fund purchased 3,507,600 and 7,213,444 of its shares of common stock on the open market at a total cost of $43,074,451 and $121,798,449, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 18.3% and 15.6%, respectively. These shares are held in treasury.

Note 6. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. The defendants moved to dismiss the complaint in its entirety on February 26, 1999. On December 29, 1999, the district court granted that motion, and Judgment was entered dismissing the action on January 10, 2000. On January 17, 2000, the plaintiff filed a notice of appeal to the Court of Appeals for the Second Circuit. No schedule has yet been set for briefing and oral argument in that appeal.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                  For the year ended December 31,
                                                      1999         1998         1997        1996         1995
                                                     ------       ------       ------      ------       ------
Per share operating performance:
Net asset value:
Beginning of year ..............................   $   16.54    $   16.35    $   17.20   $   15.28    $   14.54
                                                   ---------    ---------    ---------   ---------    ---------

Net investment income ..........................         .06          .06          .08         .10          .15
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (.60)        3.54         1.46        3.09          .98
                                                   ---------    ---------    ---------   ---------    ---------
Increase (decrease) from investment operations .        (.54)        3.60         1.54        3.19         1.13
                                                   ---------    ---------    ---------   ---------    ---------
Increase resulting from share repurchases ......         .32          .73          .15         .13          .02
                                                   ---------    ---------    ---------   ---------    ---------
Distributions from net investment income .......          --         (.06)        (.03)       (.06)        (.13)
Distributions from net realized
   foreign currency gains+ .....................          --         (.02)          --          --         (.03)
Distributions from net realized
   short-term capital gains+ ...................        (.05)        (.92)       (1.24)       (.31)         .00
Distributions from net realized
   long-term capital gains .....................       (1.02)       (2.66)       (1.05)      (1.03)        (.25)
                                                   ---------    ---------    ---------   ---------    ---------
Total distributions ............................       (1.07)       (3.66)       (2.32)      (1.40)        (.41)
                                                   ---------    ---------    ---------   ---------    ---------
Dilution in NAV from dividend reinvestment .....        (.18)        (.48)        (.22)         --           --
                                                   ---------    ---------    ---------   ---------    ---------
Net asset value:
   End of year .................................   $   15.07    $   16.54    $   16.35   $   17.20    $   15.28
                                                   =========    =========    =========   =========    =========
Market value:
   End of year .................................   $   12.25    $   12.9375  $   13.50   $   13.375   $   11.63
Total investment return for the year:++
   Based upon market value .....................        3.64%       21.58%       18.36%      27.10%        4.65%
   Based upon net asset value ..................       (2.22)%      23.85%        8.48%      21.73%        7.91%
Ratio to average net assets:
   Total expenses before custody credits* ......        1.08%         .98%         .99%       1.01%        1.01%
   Net investment income .......................         .40%         .25%         .41         .58%         .93%
Portfolio turnover .............................       31.70%       63.27%       75.97%        109%          45%
Net assets at end of year (000's omitted)          $ 432,864    $ 505,058    $ 531,098   $ 549,127    $ 496,201

----------
+     Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.07% for 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000

1999 U.S. TAX INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

      The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 1999 is $1,056,237. The foreign source income for information reporting purposes is $2,807,038. The Fund made capital gain distributions of $28,151,431 during the year.

      This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1999.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)--Continued
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjust-ment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

      The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

  DIRECTORS AND OFFICERS

    CHRISTIAN STRENGER
    Chairman and Director

    JOHN A. BULT
    Director

  + JOHN H. CANNON
    Director

    MICHAEL W.R. DOBSON
    Director

  + RICHARD KARL GOELTZ
    Director

    DR. FRANZ WILHELM HOPP
    Director

    ERNST-ULRICH MATZ
    Director

    DR. FRANK TROMEL
    Director

  + ROBERT H. WADSWORTH
    Director

    PETER ZUHLSDORFF
    Director

    PAUL W. HIGGINS
    President and Chief Executive Officer

    HANSPETER ACKERMANN
    Chief Investment Officer

    ROBERT R. GAMBEE
    Chief Operating Officer and Secretary

    JOSEPH M. CHEUNG
    Chief Financial Officer and Treasurer

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
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                          ---------------------------
                                     [LOGO]
                                       GF
                                     Listed
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE
                          ---------------------------

----------
+     Member of the Audit Committee

      All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "NewGermanyFd". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.gffund.com.
--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle-market German companies, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern
     Europe.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------

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                                     [LOGO]
                                 The New Germany
                                   Fund, Inc.

                                  Annual Report

                                December 31, 1999
--------------------------------------------------------------------------------


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